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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  June 6, 2002
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                        (Date of earliest event reported)


                                  ABIOMED, Inc.
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             (Exact name of registrant as specified in its charter)

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

Delaware                                               0-20584                                         04-2743260
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(State or other jurisdiction                   (Commission File Number)                             (IRS Employer
of incorporation)                                                                             Identification No.)


22 Cherry Hill Drive, Danvers, Massachusetts                                                            01923
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(Address of principal executive offices)                                                              (Zip Code)
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                                 (978) 777-5410
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The registrant's audit committee has recommended and the registrant's board of directors has unanimously voted (i) to dismiss Arthur Andersen LLP, and
(ii) to engage PricewaterhouseCoopers LLP as its independent accountants, effective on June 6, 2002.

         During the registrant's fiscal years ended March 31, 2002 and March 31, 2001, and the subsequent interim period prior to June 6, 2002, Arthur Andersen LLP did not have any disagreement with the registrant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the registrant's financial statements.

         The reports of Arthur Andersen LLP on the registrant's financial statements for the period from April 1, 2000 through March 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period from April 1, 2000 through June 6, 2002, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

         Pursuant to Item 304(a)(3) of Regulation S-K, the registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not Arthur Andersen LLP agrees with the above statements. A copy of such letter, dated June 6, 2002, is attached as Exhibit 16.1 to this Form 8-K.

         During the period from April 1, 2000 through June 6, 2002, the registrant did not consult with PricewaterhouseCoopers LLP regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the registrant's financial statements, or any matter that was the subject of a disagreement or reportable event with Arthur Andersen LLP.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

         16.1 Arthur Andersen LLP letter dated June 6, 2002 regarding the change in the registrant's certifying accountants.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ABIOMED, Inc.



                                          By:    /s/ JOHN F. THERO
                                                 ------------------------------
                                                 John F. Thero
                                                 Chief Financial Officer


Date:  June 6, 2002


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